SECURITY AGREEMENT

THIS SECURITY AGREEMENT (the “Security Agreement”), dated as of the 11th day of December, 2015, is made by and among PROPHASE LABS, INC., a Delaware corporation, Pharmaloz Manufacturing Inc., a Delaware corporation, and Quigley Pharma Inc., a Delaware corporation, each with an address of 621 N. Shady Retreat Road, Doylestown PA 18901 (each an “Obligor” and collectively, the “Obligors”), and John E. Ligums, Jr., as collateral agent for the secured parties identified on Schedule A (in such capacity as collateral agent, together with its successors and assigns, the “Collateral Agent”).

BACKGROUND

A. The Obligors are borrowers under certain 12% Secured Promissory Notes – Series A (together with any renewals, extensions or modifications thereof, collectively referred to as the “Notes”) payable to the order of the secured parties identified on Schedule A (together with any future holders of any Notes, collectively, the “Secured Parties”), which schedule shall be amended from time to time to identify all persons holding Notes. The aggregate maximum outstanding original principal amount of all Notes is $3,000,000.

B. As a condition to extending the financial accommodations represented by the Notes, the Obligors have agreed to grant in favor of the Collateral Agent, for the benefit of the Secured Parties, a security interest in the Collateral (as hereinafter define) to secure their obligations under the obligations under the Notes.

C. Capitalized terms contained in Section 1 of this Security Agreement and used hereinafter shall have the meanings ascribed to them in the revised Article 9 of the Uniform Commercial Code as enacted in the State of Delaware and in effect on the date hereof (the “Uniform Commercial Code”), unless the context requires otherwise. Other capitalized terms which are used herein without definition shall have the meanings ascribed to them in the Notes.

NOW, THEREFORE, incorporating the Background Section herein, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, in consideration of the foregoing and intending to be legally bound, the Obligors and the Collateral Agent hereby agree as follows:

Section 1. Creation of Security Interest. Each Obligor hereby grants to the Collateral Agent, for the benefit of the Secured Parties, a security interest in and lien priority position, a Lien upon and security interest in, all of such Obligors’s right, title and interest in and to the following property and assets of such Obligor, in each case whether now owned or existing or hereafter acquired or arising and wherever located (collectively, the “Collateral”):

(i) all Accounts;

(ii) all Chattel Paper;

(iii) the Commercial Tort Claims (if any) set forth on Schedule I hereto;

(iv) all Contracts;

(v) all Deposit Accounts;

(vi) all Documents;

(vii) all Equipment;

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(viii) all Fixtures;

(ix) all General Intangibles;

(x) all Goods;

(xi) all Instruments;

(xii) all Inventory;

(xiii) all Investment Property;

(xiv) all Letter-of-Credit Rights;

(xv) all Software;

(xvi) all Supporting Obligations;

(xvii) all cash, cash equivalents and money of the Obligor, wherever held;

(xviii) to the extent not covered or not specifically excluded by clauses (i) through (xvii) above, all of such Obligor’s other personal property;

(xix) all Records evidencing or relating to any of the foregoing or that are otherwise necessary or useful in the collection thereof;

(xx) all accessions, additions, attachments, improvements, modifications and upgrades to, replacements of and substitutions for any of the foregoing; and

(xxi) any and all proceeds, as defined in the Uniform Commercial Code, products, rents, royalties and profits of or from any and all of the foregoing and, to the extent not otherwise included in the foregoing, (w) all payments under any insurance (whether or not the Collateral Agent is the loss payee thereunder), indemnity, warranty or guaranty with respect to any of the foregoing Collateral, (x) all payments in connection with any requisition, condemnation, seizure or forfeiture with respect to any of the foregoing Collateral, (y) all claims and rights (but not obligations) to recover for any past, present or future infringement or dilution of or injury to any Collateral consisting of copyrights patent or trademarks, and (z) all other amounts from time to time paid or payable under or with respect to any of the foregoing Collateral (collectively, “Proceeds”). For purposes of this Agreement, the term “Proceeds” includes whatever is receivable or received when Collateral or Proceeds are sold, exchanged, collected or otherwise disposed of, whether voluntarily or involuntarily.

Section 2. Secured Obligations. The lien and security interest created herein is given as security for the prompt payment, performance, satisfaction and discharge of the following obligations (the “Obligations”) of the Obligors: (i) to pay the principal and interest and any other liabilities of the Obligors to the Secured Parties under the Notes in accordance with the terms thereof; (ii) to repay the Secured Parties all amounts advanced by the Collateral Agent and Secured Parties under this Security Agreement or otherwise on behalf of the Obligors, including, but without limitation, advances for taxes, levies, insurance, rent, wages, repairs to or maintenance or storage of any Collateral; and (iii) to reimburse the Secured Parties and the Collateral Agent, on demand, for all of the Secured Parties’ and Collateral Agent’s expenses and costs, including the reasonable fees and expenses of its counsel, in connection with the negotiation, preparation, administration, amendment, modification, or enforcement of the Notes and this Security Agreement.

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Section 3. Representations and Warranties. The Obligors, as of the date hereof and as long as the Notes remain outstanding, represents and warrants as follows:

3.1 Good Title to Collateral. The Obligors have good and marketable title and valid right in and to the Collateral free and clear of all liens and encumbrances other than the security interests granted to the Collateral Agent.

3.2 Fictitious Name, Merger, Consolidation. No Obligor has, during the past five (5) years, been known by or used any other corporate or fictitious name or been a party to any merger or consolidation, or acquired all or substantially all of the assets of any Person, or acquired any of its property or assets out of the ordinary course of business.

3.3 Organization. Each Obligor is a corporation organized under the laws of the State of Delaware. Each Obligor’s exact legal name is as set forth in the first paragraph of this Security Agreement. If any Obligor has more than one place of business, the chief executive offices of such Obligor are at the address set forth in the first paragraph of this Security Agreement.

3.4 Filings of Record. No financing statement covering any of the Collateral is on file in any public office, other than the financing statements filed in favor of the Collateral Agent for the benefit of the Secured Parties.

3.5 Non-Contravention. The making and performing of this Security Agreement is not in contravention of or prohibited by an indenture, agreement, or undertaking to which any Obligor is a party or by which the Obligor is bound or affected.

3.6 Financing Statements. Completed Uniform Commercial Code financing statements (including fixture filings, as applicable), or other appropriate filings, recordings or registrations containing a description of the Collateral have been delivered to the Collateral Agent for filing with the Secretary of State of the State of Delaware, which are all the filings, recordings or registrations that are necessary to publish notice of and protect the validity of and to establish a legal, valid and perfected security interest in favor of the Collateral Agent, for the benefit of the Secured Parties, in respect of all Collateral in which the security interest granted hereunder may be perfected by filing, recording or registration in the United States (or any political subdivision thereof) and its territories and possessions, and no further or subsequent filing, refiling, rerecording, registration or reregistrations is necessary in any such jurisdiction, except as provided under applicable law with respect to the filing of continuation statements.

Section 4. Collection, Disposition and Use of Collateral.

4.1 Accounts. The Collateral Agent, on behalf of the Secured Parties, hereby authorizes the Obligors to collect all Accounts from the Account Debtors. The Proceeds of Accounts so collected by the Obligors shall be received and held by the Obligors in trust for the Collateral Agent for the benefit of the Secured Parties but may be applied by the Obligors in their discretion towards payment of the Obligations or other purposes as permitted under the Note. So long as there has been no Event of Default (as hereinafter defined) hereunder, the Obligors shall be permitted to collect the Proceeds of Accounts from customers and the Obligors shall be free to make payments to satisfy their business obligations including working capital expenditures in the ordinary course of the Obligors’ business. Upon the occurrence of an Event of Default, the authority hereby given to the Obligors to collect the Proceeds of Accounts in trust for the Collateral Agent may be terminated by the Collateral Agent at any time and the Collateral Agent, on behalf of the Secured Parties, shall have the right at any time thereafter, acting if it so chooses in any Obligor’s name, to collect Accounts itself, to sell, assign, compromise, discharge or extend the time for payment of any Account, and to do all acts and things necessary or incidental thereto and each Obligor hereby ratifies all such acts. Upon the occurrence of an Event of Default, at the Collateral Agent’s request, the Obligors will notify Account Debtors and any guarantor thereof that the Accounts payable by such Account Debtors have been assigned to the Collateral Agent for the benefit of the Secured Parties and shall indicate on all billings to Account Debtors that payments thereon are to be made to the Collateral Agent for the benefit of the Secured Parties. Upon the occurrence of an Event of Default, the Obligors shall not compromise, discharge, extend the time for payment or otherwise grant any indulgence or allowance with respect to any Account without the prior written consent of the Collateral Agent.

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4.2 Inventory; Ordinary Course. So long as there has been no Event of Default hereunder, the Obligors shall be permitted to process and sell their Inventory and, to the extent not material, other forms of Collateral, but only to the extent that such processing and sale are conducted in the ordinary course of the Obligors’ business.

Section 5. Covenants and Agreements of the Obligor.

5.1 Maintenance and Inspection of Books and Records. The Obligors shall maintain complete and accurate books and records and shall make all necessary entries therein to reflect the costs, values and locations of their Inventory and the transactions and documents giving rise to their Accounts and all payments, credits and adjustments thereto. The Obligors shall keep the Collateral Agent fully informed as to the location of all such books and records. The Collateral Agent’s rights hereunder shall be enforceable at law or in equity, and the Obligors consent to the entry of judicial orders or injunctions enforcing specific performance of such obligations hereunder.

5.2 Notice of Change/Relocation by Obligor. The Obligors will furnish to the Collateral Agent prompt written notice of any change (i) in any Obligor’s corporate name or in any trade name used to identify it in the conduct of its business or in the ownership of its properties, (ii) in the location of any Obligor’s chief executive office, its principal place of business, any office in which it maintains books or records relating to Collateral owned by it or any office or facility at which Collateral owned by it is located (including the establishment of any such new office or facility), (iii) in any Obligor’s identity or corporate structure, (iv) in any Obligor’s Federal Taxpayer Identification Number or (v) in any Obligor’s jurisdiction of organization. The Obligors agree not to effect or permit any change referred to in the preceding sentence unless all filings have been made under the Uniform Commercial Code or otherwise that are required in order for Collateral Agent to continue at all times following such change to have a valid, legal and perfected security interest in all Collateral for the benefit of the Secured Parties. The Obligors also agree promptly to notify the Collateral Agent if any material portion of the Collateral is damaged or destroyed.

5.3 Confirmation of Accounts. The Obligors agree that the Collateral Agent shall at all times have the right to confirm orders and to verify any or all of the Obligors’ Accounts in the Collateral Agent’s name for the benefit of the Secured Parties, or in any fictitious name used by the Collateral Agent for verifications, or through any public accountants.

5.4 Delivery of Accounts Documentation. At such intervals as the Collateral Agent shall require, the Obligors shall deliver to the Collateral Agent copies of purchase orders, invoices, contracts, shipping and delivery receipts and any other document or instrument which evidences or gives rise to an Account.

5.5 Physical Inspection of Inventory. The Obligors shall permit the Collateral Agent and its authorized agents to inspect any or all of the Obligors’ Inventory at all reasonable times.

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5.6 Notice of the Collateral Agent’s Interests. If requested by the Collateral Agent, the Obligors shall give notice of the Collateral Agent’s security interests in the Collateral to any third person with whom the Obligors has any actual or prospective contractual relationship or other business dealings.

5.7 Accounts Agings. The Obligors shall furnish the Collateral Agent with agings of their Accounts in such form and detail and at such intervals as the Collateral Agent may from time to time require but not more frequently than quarterly unless there has been an Event of Default.

5.8 Defend the Collateral. In the event that the Collateral shall hereafter become subject to any lien, encumbrance, security interest or claim of any other person or entity (other than with the express written consent of the Collateral Agent), the Obligors shall immediately undertake to secure the release of the Collateral from such lien, encumbrance, security interest or claim at the Obligors’ own cost and expense. The Obligors shall appear in and defend any action or proceeding which may affect the security interest of the Collateral Agent in the Collateral.

5.9 Insurance of Collateral. The Obligors shall keep standard property and casualty loss coverage of their Inventory against such perils with AAA rated insurance companies. All insurance policies shall name the Collateral Agent, as collateral agent for the Secured Parties, as secured party/loss payee and shall provide for not less than thirty (30) days’ advance notice in writing to the Collateral Agent of any cancellation thereof. The Collateral Agent shall have the right (but shall be under no obligation) to pay any of the premiums on such insurance. Any premiums paid by the Collateral Agent shall, if the Collateral Agent so elects, be considered an advance at the highest rate of interest provided in the Notes, and all such accrued interest shall be payable on demand. Any credit insurance covering Accounts shall name the Collateral Agent as loss payee. The Obligors expressly authorize their insurance carriers to pay proceeds of all insurance policies covering any or all of the Collateral directly to the Collateral Agent for the benefit of the Secured Parties.

5.10 Existence. Except in connection with an internal reorganization, each Obligor shall preserve its existence and not merge into or consolidate with any other entity, or sell all or substantially all of its assets. The Obligor shall not change the state of its organization, its name, or place of business without obtaining the prior written consent of the Collateral Agent, which will not be unreasonably withheld. Obligor agrees not to effect or permit any change referred to in the preceding sentences unless all filings have been made under the Uniform Commercial Code or otherwise that are required in order for Collateral Agent to continue at all times following such change to have a valid, legal and perfected security interest in all Collateral for the benefit of the Secured Parties.

5.11 Perfection of Collateral Agent’s Interests.

(a) The Obligors agree to cooperate and join, at their expense, with the Collateral Agent in taking such steps as are necessary, in the Collateral Agent’s judgment, to perfect or continue the perfected status of the security interests granted hereunder, including, without limitation, the execution and delivery of any financing statements, amendments thereto and continuation statements.

(b) The Collateral Agent may at any time and from time to time, file financing statements, continuation statements and amendments thereto that describe the Collateral in particular or as all assets of the Obligors or words of similar effect and which contain any other information required by the Uniform Commercial Code for the sufficiency or filing office acceptance of any financing statement, continuation statement or amendment, including whether any Obligor is an organization, the type of organization and any organization identification number issued to such Obligor. The Obligors agree to furnish any such information to the Collateral Agent promptly upon request.

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(c) The Obligors shall, at any time and from time to time, take such steps as the Collateral Agent may require for the Collateral Agent to insure the continued perfection and priority of the Collateral Agent’s security interest in any of the Collateral and of the preservation of its rights therein.

5.12 Maintenance of Inventory. The Obligors shall care for and preserve the Inventory in good condition.

5.13 Notification of Adverse Change in Collateral. The Obligors agree immediately to notify the Collateral Agent if (a) any Account Debtor refuses to retain or returns any goods, the sale or delivery of which gave rise to an Account; (b) any Account has arisen pursuant to a sale under terms which differ materially from those customarily offered by the Obligor; or (c) any event occurs or is discovered which would cause any material diminution in the value of any significant item or type of Collateral, except as would not have a material adverse effect on the Obligor or its business.

5.14 Reimbursement and Indemnification. The Obligors agree to pay (or reimburse, as the Collateral Agent may elect) the Collateral Agent on demand for out-of-pocket expenses incurred in connection with the Collateral Agent’s exercise of its rights under this Security Agreement. The Obligors agree to indemnify the Collateral Agent and hold it harmless against any costs, expenses, losses, damages and liabilities (including reasonable attorneys’ fees and court costs) incurred in connection with this Security Agreement, other than as a direct result of the Collateral Agent’s gross negligence or willful misconduct.

5.15 Use of the Collateral. The Obligors shall use the Collateral lawfully and only with insurance coverage and shall not use the Collateral so as to cause or result in waste, unreasonable deterioration or depreciation.

5.16 Consent to Sell the Collateral. Except as otherwise permitted under this Security Agreement, the Obligors shall not, without the written consent of the Collateral Agent, which will not be unreasonably withheld, sell, contract to sell, lease, encumber or dispose of the Collateral until the Obligations to the Secured Parties have been fully and finally discharged.

5.17 Taxes and Assessments. The Obligors shall pay, when due, all taxes, assessments, charges, liens, levies or encumbrances now or hereafter assessed against the Collateral.

5.18 No Other Security Interests. The Obligors shall not grant any security interests to any other Person in the Collateral.

5.19 Negative Pledge on Real Property. The Obligors hereby agree that they shall not sell, assign or transfer their interest in, or create, incur, assume or suffer to exist any mortgage, deed of trust, pledge, lien, security interest, hypothecation, assignment, deposit arrangement or other preferential arrangement, charge or encumbrance (including without limitation, any conditional sale, or other title retention agreement, or finance lease) of any nature (an “Encumbrance”), upon or with respect to the real property located at 500 North 15th Avenue, Lebanon, PA 17046 (the “Real Property”), or authorize the filing under the Uniform Commercial Code of any jurisdiction of a financing statement in the nature of a fixture filing on their personal property located on or used in connection with the Real Property which names any Obligor as debtor, or sign any security agreement authorizing any secured party to file such financing statement on the Real Property without the written permission of the Collateral Agent. In the event of a sale of the Real Property or any other event which results in proceeds being distributed to any Person (a “Capital Event”), the Obligors agree that all such Capital Event proceeds, to the extent of the Obligations, shall be paid to the Collateral Agent for the benefit of the Lenders prior to any distribution or payment to any other Person.

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Section 6. Power of Attorney. The Obligors hereby appoint the Collateral Agent as its lawful attorney-in-fact, said appointment being coupled with an interest, with full power of substitution, to do, at the Collateral Agent’s option, and at the Obligors’ expense and liability, all acts and things which the Collateral Agent may deem necessary or desirable to effectuate its rights under this Security Agreement, including without limitation, (a) file financing statements and otherwise perfect any security interest granted hereby, (b) correspond and negotiate directly with insurance carriers, (c) upon the occurrence of an Event of Default hereunder, receive, open and dispose of in any reasonable manner all mail addressed to the Obligor and notify Postal Service authorities to change the address for mail addressed to the Obligor to an address designated by the Collateral Agent, (d) upon the occurrence of an Event of Default hereunder, communicate with Account Debtors and other third parties for the purpose of protecting or preserving the Collateral, and (e) upon the occurrence of an Event of Default hereunder, in the Obligor’s or the Collateral Agent’s name, to demand, collect, receive, and receipt for, compound, compromise, settle and give acquittance for, and prosecute and discontinue or dismiss, with or without prejudice, any suit or proceeding respecting any of the Collateral. This power, being coupled with an interest is irrevocable until the Obligations have been fully satisfied.

Section 7. Default. The occurrence of an Event of Default as defined in the Notes shall constitute an event of default (“Event of Default”) hereunder.

Section 8. Collateral Agent’s Rights upon Default. After an acceleration of the unpaid principal and accrued interest pursuant to the terms of the Notes, the Collateral Agent, on behalf and for the benefit of the Secured Parties, may immediately and without notice pursue any remedy available at law or in equity to collect, enforce or satisfy any Obligations, including any or all of the following, which rights and remedies are cumulative, may be exercised from time to time, and are in addition to any rights and remedies available to the Secured Parties under the Notes.

8.1 Uniform Commercial Code Rights. Exercise any and all of the rights and remedies of a secured party under the Uniform Commercial Code, including the right to require the Obligors to assemble the Collateral and make it available to the Collateral Agent at a place reasonably convenient to the parties.

8.2 Collection Rights. Enforce the obligations of any Account Debtor or other person obligated on Collateral and exercise the rights of the Obligors with respect to the obligation of any Account Debtor or other person obligated on Collateral to make payment or otherwise render performance to the Obligors. Notify the Account Debtors or other person obligated on Collateral that payments are to be made directly to the Collateral Agent, or to such post office box as the Collateral Agent may direct.

8.3 Sale of Collateral. Upon ten (10) business days’ prior written notice to the Obligors, which the Obligors hereby acknowledge to be sufficient, commercially reasonable and proper, the Collateral Agent may sell, lease or otherwise dispose of any or all of the Collateral at any time and from time to time at public or private sale, with or without advertisement thereof and apply the proceeds of any such sale first to the Collateral Agent’s expenses in preparing the Collateral for sale (including reasonable attorneys’ fees), second to the complete satisfaction of the Obligations and third, as required by the Uniform Commercial Code. The Obligors waive the benefit of any marshalling doctrine with respect to the Collateral Agent’s exercise of its rights hereunder. The Obligors grants a royalty-free license to the Collateral Agent for all patents, service marks, trademarks, trade names, copyrights, computer programs and other intellectual property and proprietary rights sufficient to permit the Collateral Agent to exercise all rights granted to the Collateral Agent under this Section 8.3.

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Section 9. Notices. Any written notices required or permitted by this Security Agreement shall be effective if delivered in accordance with the Notes.

Section 10. No Assumption of Liability. The lien and security interest granted hereunder is granted as security only and shall not subject the Collateral Agent or the Secured Parties to, or in any way alter or modify, any obligation or liability of Obligors with respect to or arising out of the Collateral.

Section 11. Miscellaneous.

11.1 No Waiver. No delay or omission by the Collateral Agent in exercising any right or remedy hereunder shall operate as a waiver thereof or of any other right or remedy, and no single or partial exercise thereof shall preclude any further exercise thereof or the exercise of any other right or remedy.

11.2 Preservation of Rights. The Collateral Agent and the Secured Parties shall have no obligation or responsibility to take any steps to enforce or preserve rights against any parties to any Account and such obligation and responsibility shall be those of the Obligors exclusively. Further, the Obligors hereby authorize the Collateral Agent, and the Collateral Agent shall have the continuing rights, at its sole option and discretion, but is not obligated to: (a) do anything which the Collateral Agent is required but fails to do hereunder, and in particular the Collateral Agent may, if any Obligor fails to do so: (i) insure or take any reasonable steps to protect the Collateral, (ii) pay all taxes, levies, expenses and costs arising with respect to the Collateral, or (iii) pay any premiums payable on any policy of insurance required to be obtained or maintained hereunder; (b) direct any insurer to make payment of any insurance proceeds, including any returned or unearned premiums, directly to the Collateral Agent, for the benefit of the Secured Parties, and apply such moneys to any Obligations evidenced or secured hereby in such order or fashion as the Collateral Agent may elect; and (c) inspect the Collateral at any reasonable time. In addition to rights given to the Collateral Agent in this Security Agreement and to the Secured Parties in the Notes, the Collateral Agent shall have all the rights and remedies of a secured party in or under any applicable law, including without limitation, the Uniform Commercial Code.

11.3 Successors and Assigns. This Security Agreement (a) shall be binding upon the Obligors and the Collateral Agent and their respective permitted successors and assigns and (b) shall inure to the benefit of each Obligor and the Collateral Agent and its respective permitted successors and assigns; provided, however that no Obligor may assign its rights hereunder or any interest herein without the prior written consent of the Collateral Agent, and any such assignment or attempted assignment by any Obligor shall be void and of no effect with respect to the Collateral Agent. The Collateral Agent may assign this Security Agreement in whole or in part in its sole discretion at any and all time(s).

11.4 Complete Agreement. This Security Agreement and the instructions and notices required or permitted to be executed and delivered hereunder set forth the entire agreement of the parties with respect to the subject matter hereof, and supersede any prior agreement and contemporaneous oral agreements of the parties concerning its subject matter.

11.5 Counterparts; Effectiveness. This Security Agreement may be executed in any number of counterparts and by the different parties on separate counterparts. Each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute one and the same Security Agreement. This Security Agreement may be executed by exchange of facsimile signatures, which shall be deemed original signatures for purposes of this Security Agreement or otherwise. This Security Agreement shall be deemed to have been executed and delivered when the Collateral Agent has received counterparts hereof executed by all parties listed on the signature page(s) hereto.

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11.6 Amendments. No modification, rescission, waiver, release or amendment of any provisions of this Security Agreement shall be effective unless set forth in a written agreement signed by the Obligors and the Collateral Agent.

11.7 Termination. Upon the payment in full in cash of the Obligations, the security interest granted hereby shall terminate and all rights to the Collateral shall revert to the Obligors. Upon any such termination, at the Obligors’ cost and expense, the Collateral Agent will execute and deliver to the Obligors such documents as it shall reasonably request to evidence such termination or the Collateral Agent shall authorize the Obligors and their designees to take all reasonable actions and make all filings necessary or desirable to effectuate the termination and release of the liens and security interests in the Collateral.

11.8 Governing Law. This Security Agreement shall be governed by and be construed under the internal laws of the State of Delaware without reference to conflict of laws principles.

11.9 Severability. If any provision of this Security Agreement shall be held invalid or unenforceable under applicable law in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of such provision in any other jurisdiction or the validity or enforceability of any other provision of this Security Agreement that can be given effect without such invalid or unenforceable provision.

11.10 Waiver of Jury Trial. Each and every party to this Security Agreement agrees that any suit, action or proceeding, whether claim or counterclaim, brought or instituted by any party hereto or any successor or assign of any party, on or with respect to this Security Agreement or the dealings of the parties with respect hereto, shall be tried only by a court and not by a jury. EACH AND EVERY PARTY HEREBY KNOWINGLY, EXPRESSLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY SUCH SUIT, ACTION OR PROCEEDING. Further, each party waives any right it may have to claim or recover, in any such suit, action or proceeding, any special, exemplary, punitive or consequential damages or any damages other than, or in addition to, actual damages. EACH OBLIGOR ACKNOWLEDGES AND AGREES THAT THIS PARAGRAPH IS A SPECIFIC AND MATERIAL ASPECT OF THIS SECURITY AGREEMENT AND THAT THE COLLATERAL AGENT WOULD NOT EXTEND CREDIT TO SUCH OBLIGOR IF THE WAIVERS SET FORTH IN THIS PARAGRAPH WERE NOT A PART OF THIS SECURITY AGREEMENT.

11.11 Acknowledgment. THIS SECURITY AGREEMENT CONTAINS A POWER OF ATTORNEY COUPLED WITH AN INTEREST AND IS FOR THE SOLE BENEFIT OF THE COLLATERAL AGENT. THIS SECURITY AGREEMENT IS BEING EXECUTED IN CONNECTION WITH A LOAN OR OTHER FINANCIAL TRANSACTION FOR BUSINESS PURPOSES AND NOT PRIMARILY FOR PERSONAL, FAMILY OR HOUSEHOLD PURPOSES. THE COLLATERAL AGENT, AS AGENT FOR THE OBLIGORS, UNDER THE POWER OF ATTORNEY, IS NOT A FIDUCIARY FOR THE OBLIGORS, IN EXERCISING ANY OF ITS RIGHTS OR POWERS PURSUANT TO THE POWER OF ATTORNEY, MAY DO SO FOR THE SOLE BENEFIT OF THE COLLATERAL AGENT AND THE SECURED PARTIES AND NOT FOR THE OBLIGORS.

11.12 Jurisdiction. IN ANY LEGAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER ARISING OUT OF OR RELATED TO THIS SECURITY AGREEMENT OR THE RELATIONSHIP EVIDENCED HEREBY, OBLIGORS AND THE COLLATERAL AGENT HEREBY IRREVOCABLY SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE COURT OF COMMON PLEAS OF BUCKS COUNTY, PENNSYLVANIA AND THE UNITED STATES DISTRICT COURT FOR THE EASTERN DISTRICT OF PENNSYLVANIA. OBLIGORS AND THE COLLATERAL AGENT EXPRESSLY SUBMIT AND CONSENT IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND OBLIGORS AND THE COLLATERAL AGENT HEREBY WAIVE ANY OBJECTION WHICH THEY MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE, OR FORUM NON CONVENIENS. OBLIGORS HEREBY WAIVE PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND ANY OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREE THAT SERVICE OF SUCH SUMMONS, COMPLAINT, AND ANY OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO IT AT THE ADDRESS SET FORTH ABOVE AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE PROVIDING OF SUCH NOTICE. NOTHING IN THIS SECURITY AGREEMENT SHALL BE DEEMED, OR OPERATE, TO AFFECT THE RIGHTS OF THE COLLATERAL AGENT OR OBLIGORS TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW, OR TO PRECLUDE THE ENFORCEMENT BY THE COLLATERAL AGENT OR ANY OBLIGOR OF ANY CLAIM, OR ANY JUDGMENT OR ORDER OBTAINED IN SUCH FORUM, OR THE TAKING OF ANY ACTION UNDER THIS SECURITY AGREEMENT OR OTHERWISE TO ENFORCE SAME, IN ANY OTHER APPROPRIATE FORUM OR JURISDICTION.

[Signatures Follow]

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IN WITNESS WHEREOF, the undersigned hereto, intending to create an instrument under seal, have duly executed this Security Agreement the day and year aforesaid and have affixed their respective seals or have adopted as their own the seals typed next to their respective signatures with the intent to be legally bound hereby as of the day and year first above written.

OBLIGORS:

PROPHASE LABS, INC.,

By:	/s/ Ted Karkus
Ted Karkus CEO

Pharmaloz Manufacturing Inc.,

By:	/s/ Ted Karkus
Name:	Ted Karkus
Title:	CEO

Quigley Pharma Inc.,

By:	/s/ Ted Karkus
Name:	Ted Karkus
Title:	CEO

COLLATERAL AGENT:

/s/ John E. Ligums, Jr.
John E. Ligums, Jr.

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Schedule A to

Security Agreement,

dated December 11, 2015, by and among

ProPhase Labs, Inc., Pharmaloz Manufacturing Inc., Phusion Labs Manufacturing, Inc. and Quigley Pharma Inc.

List of Secured Parties

John E. Ligums, Jr.

Justin J. Leonard

Schedule I

Commercial Tort Claims